UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22987

Pioneer ILS Interval Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2022

Date of reporting period: November 1, 2021 through April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer ILS
Interval Fund

Semiannual Report | April 30, 2022

Ticker Symbol: XILSX

visit us: www.amundi.com/us

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 3

Portfolio Management Discussion | 4/30/22

In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the six-month period ended April 30, 2022. Mr. Liu, Managing Director, Director of Insurance-Linked Securities, Fixed-Income Solutions and Responsible Investment Research, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with P. Campbell Brown, a vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended April 30, 2022?
A	Pioneer ILS Interval Fund returned 1.17% at net asset value (NAV) during the six-month period ended April 30, 2022, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month US Treasury Bill Index, returned 0.07%.
Q	What were some key factors that affected the performance of insurance-linked securities during the six-month period ended April 30, 2022?
A	The six-month period was relatively quiet in terms of events that had a direct effect on the reinsurance industry as well as the Fund. An outbreak of severe weather left catastrophic damage across parts of the Mississippi Valley and Midwest in the United States in early December 2021. One particularly significant supercell thunderstorm affected parts of four states (Arkansas, Missouri, Tennessee, and Kentucky), and led to 30 reported tornados. Initial estimates put the total insured losses at approximately $3 billion.

The first quarter of 2022 brought an increase in activity, with windstorms in Western and Central Europe, an earthquake in Japan, and floods on the east coast of Australia. According to the preliminary estimates, those events cost public and private insurers $14 billion. We feel it is important to note that the loss effects on the reinsurance industry have tended to be materially different than insured losses. All of the currently available information regarding those early-2022 events has been reflected in the Fund’s NAV as of period-end.

4 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Q	How would you characterize your investment strategy during the six-month period ended April 30, 2022, and how did the strategy affect the Fund’s performance?
A	During the period, we maintained a steady approach that sought to keep the portfolio well diversified* across different regions and perils, focusing on sponsor quality and deal structure, while trying to avoid investments in the riskiest parts of the ILS market. Our goal is to have the portfolio broadly reflect the risks and returns associated with the investing in the reinsurance industry, to collect sufficient premiums to offset what we feel is a reasonable level of loss, and to deliver an attractive return for the Fund’s investors.

The Fund posted losses in November and December 2021, but it registered gains in each of the first four months of 2022.

The Fund had exposure to the December 2021 Midwest storms, and to the early-2022 European winter storms and Australian floods mentioned earlier. Those exposures detracted from the Fund’s performance for the period.

The Fund’s positive returns from January through April were due mainly to limited natural catastrophes occurring during that timeframe. We believe the Fund’s solid performance during the last four months of the period helps illustrate the low degree of interest-rate sensitivity and the diversification potential that comes with investments in ILS, as ILS have been largely uncorrelated to the performance of the broader fixed-income market, which has experienced increased volatility and weak total returns over the first few months of the 2022 calendar year.

We have typically not invested the Fund in every new ILS deal; instead, we have continued to employ a comprehensive due diligence process to evaluate each investment for the appropriate structure as well as potential alignment of interest between the Fund and the ceding insurer. We have remained sponsor-agnostic, meaning that there are no direct affiliations or ownership conditions in place with a reinsurer. We believe that policy may help avoid potential conflicts of interest and could help limit the Fund’s exposures to the idiosyncratic risks associated with holding large positions with one reinsurer. We focus on the ILS market as

* Diversification does not assure a profit nor protect against loss.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 5

a whole, attempting to add value through our security selection process, by paying rigorous attention to sourcing investments that offer what we believe are attractive yields, and through careful management of the portfolio’s risk profile.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended on April 30, 2022? If so, did the derivatives have any effect on performance?
A	We invested the portfolio in some forward foreign currency contracts in an effort to hedge the risk of having investments denominated in non-US dollar currencies. That aspect of our investment approach had no material impact on the Fund’s results over the six-month period.
Q	Could you discuss the Fund’s distributions** to shareholders during the six-month period ended April 30, 2022?
A	In November 2021, the Fund paid a dividend of $0.1675 per share, a decrease from the November 2020 dividend payment of $0.4416 per share. The Fund does not distribute income monthly. Instead, distributions are determined each year based on the premiums earned from the portfolio’s investments over the previous 12 months. The Fund’s next distribution is scheduled to occur in November 2022.
Q	How would you characterize the pricing environment in the ILS market during the six-month period ended April 30, 2022, and how did it affect your investment approach?
A	We have been encouraged by the trends we saw in the January 1, 2022 renewals, when roughly 60% of the global reinsurance transactions for the year are finalized. (Most of the remaining 40% renews during the March through July period.) The January 1 renewals this year were characterized by continued improvements for the Rate On Line (ROL) for many perils and geographies, improved terms and conditions for contracts, and continuous improvements in risk modeling, underwriting, and claims management discipline. (Rate On Line is a percentage derived by dividing reinsurance premium by reinsurance limit.)

** Distributions/dividends are not guaranteed.

6 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

During the six-month period, we sought to take advantage of the Fund’s potential capacity to benefit from market dislocations. The reinsurance industry has continued to shift away from the lower (riskier) layers and aggregate structures, due to concerns around event frequency. Our philosophy has historically been to avoid those types of layers and structures when choosing investments for the Fund. Instead, we have been working to position the portfolio in the less-risky area. We view our “agnostic” approach noted earlier as a critical factor at this point in the reinsurance underwriting cycle.

Many insurers, reinsurers, and observers have been expecting the “hard market” conditions to continue. A hard market is generally characterized by conditions when the price-per unit-of-risk has significantly increased. In our view, those conditions could represent a more favorable point in the reinsurance pricing cycle in which to deploy capital.

Q	What are some of your other key thoughts on the ILS asset class heading into the second half of the Fund’s fiscal year?
A	Reinsurance and ILS enterprises, as part of a for-profit industry, have continued to adapt proactively to changing market conditions. We believe the demand for ILS offerings could grow, and – while past performance is no guarantee of future results – the industry, in our view, has a demonstrated, long-term history of making adjustments to the underlying risk investments in an effort to deliver attractive results.

The majority of the calendar-year return stream in the ILS marketplace has tended to occur in the second half of the year, driven by seasonality. In years with limited losses, historically around 60% to 70% of the annual return for ILS has occurred in the second half.

Over the past several years, the investment industry has come to realize the importance and understanding of the potential effects of climate change. The environmental assessment of climate change and other weather-related risks is a complex undertaking and transcends nearly all types of capital-markets activities as well as investments. With regard to its relation to ILS, a wide range of stakeholders (insurers, reinsurers,

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 7

dedicated and non-dedicated ILS fund managers, and investors) have continued to translate and refine the potential effects of climate change into the asset class. The reinsurance industry has motivation to mitigate the costs associated with recovering from, and rebuilding after, low-probability, but high-severity events. For individuals, institutions, and governments, we believe the ability to have that type of capital available when needed can help build resilience across a wide range of communities. In order to deliver that potential benefit, we believe reinsurers must be at the forefront of the environmental aspects of climate change. In that regard, the industry has been using a data-driven approach of monitoring, modeling, and adjusting to changes in weather extremes as well as their potential effects on economies. Since the vast majority of ILS instruments are short term in nature, and prices are adjusted on an annual basis, factors such as frequency and severity of events can be used to develop a forward-looking “price” for that type of risk. The reinsurance industry, through its unique position in the market, may then provide price discovery as to the cost of weather risks potentially related to climate change.

More broadly speaking, we have continued to recognize the primary value proposition of ILS as an asset class with low structural correlation to other asset classes, and offering, in our view, a compelling set of risk/return characteristics. We believe those factors remain true as investors begin to confront the reality of rising interest rates in both the present and the near term, and possibly for longer.

8 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Please refer to the Schedule of Investments on pages 16–29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.

The Fund is not a complete investment program.

The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund’s outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund’s shares should be considered illiquid.

The Fund invests primarily in insurance-linked securities (“ILS”). ILS include event-linked bonds, quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties and other insurance and reinsurance-related securities.

The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.

ILS may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Fund has limited transparency into the individual contracts underlying certain ILS, which may make the risk assessment of such securities more difficult.

The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 9

ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind. ILS also may be difficult to value.

The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates, lack of liquidity in the financial markets or adverse investor sentiment.

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

To the extent the Fund invests a significant percentage of its assets in a single industry, such as the financial segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.

10 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 11

Portfolio Summary | 4/30/22

12 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

10 Largest Holdings
(As a percentage of total investments)*
1.	Berwick Re 2022, 12/31/27	5.77%
2.	Gullane Re 2022, 12/31/27	5.62
3.	Thopas Re 2022, 12/31/27	5.15
4.	Merion Re 2022-2, 12/31/27	3.68
5.	Pangaea Re 2021-3, 7/1/25	3.16
6.	Torricelli Re 2021, 7/31/25	3.15
7.	Bantry Re 2022, 12/31/27	2.54
8.	Sussex Re 2022, 12/31/27	2.45
9.	Carnoustie Re 2022, 12/31/27	2.39
10.	Viribus Re 2022, 12/31/27	2.32

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 13

Prices and Distributions | 4/30/22

Net Asset Value

	4/30/22	10/31/21
Net Asset Value	$8.37	$8.43

Distributions

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
11/1/21–4/30/22	$0.1675	$ —	$ —

The data shown above represents past performance, which is no guarantee of future results.

Index Definition

The ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” chart appearing on page 15.

14 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Performance Update | 4/30/22

Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $1,000,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index.

Average Annual Total Returns
(As of April 30, 2022)
	Net	ICE BofA
	Asset	3-Month
	Value	U.S. Treasury
Period	(NAV)	Bill Index
Life of Fund
(12/17/14)	2.59%	0.78%
5 Years	-0.17	1.12
1 Year	-0.36	0.08

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
1.91%

Call 1-844-391-3034 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. All results are historical and assume the reinvestment of dividends and capital gains.

The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.

Please refer to the financial highlights for a more current expense ratio.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 15

Schedule of Investments | 4/30/22 (unaudited)

Principal
Amount USD ($)		Value
INSURANCE-LINKED SECURITIES — 98.6% of
Net Assets#
Event Linked Bonds — 19.7%
Earthquakes – California — 0.0%†
300,000(a)	Ursa Re, 6.563%, (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	$ 300,720
Earthquakes – U.S. — 0.2%
2,000,000(a)	Merna Reinsurance II, Ltd., 4.743%, (3 Month U.S. Treasury
	Bill + 393 bps), 4/5/24 (144A)	$ 2,014,600
Earthquakes – U.S. & Canada — 0.6%
5,500,000(a)	Acorn Re, 3.313%, (3 Month U.S. Treasury Bill +
	250 bps), 11/7/24 (144A)	$ 5,462,600
Inland Flood – U.S. — 3.0%
13,000,000(a)	FloodSmart Re, 12.063%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$ 12,842,700
9,950,000(a)	FloodSmart Re, 14.393%, (3 Month U.S. Treasury Bill +
	1,358 bps), 3/1/24 (144A)	9,641,550
1,250,000(a)	FloodSmart Re, 15.893%, (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	1,203,500
3,000,000(a)	FloodSmart Re, 18.143%, (3 Month U.S. Treasury Bill +
	1,733 bps), 3/1/24 (144A)	2,808,900
$ 26,496,650
Multiperil – Europe — 0.4%
EUR 3,000,000(a)	Lion III Re DAC, 3.83%, (3 Month EURIBOR +
	383 bps), 7/16/25 (144A)	$ 3,187,953
Multiperil – Japan — 0.1%
750,000(a)	Umigame Re Pte, Ltd., 3.063%, (3 Month U.S. Treasury
	Bill + 225 bps), 4/7/25 (144A)	$ 746,850
500,000(a)	Umigame Re Pte, Ltd., 5.563%, (3 Month U.S. Treasury
	Bill + 475 bps), 4/7/25 (144A)	499,150
$ 1,246,000
Multiperil – Texas — 0.2%
1,750,000(a)	Alamo Re, Ltd., 5.853%, (1 Month U.S. Treasury Bill +
	504 bps), 6/8/22 (144A)	$ 1,744,050
Multiperil – U.S. — 3.6%
1,250,000(a)	Blue Halo Re, 10.563%, (3 Month U.S. Treasury Bill +
	975 bps), 2/24/25 (144A)	$ 1,241,750
2,750,000(a)	Bowline Re 2018-1, 5.873%, (3 Month U.S. Treasury Bill +
	506 bps), 5/23/22 (144A)	2,749,725
750,000(a)	Caelus Re V, Ltd., 0.913%, (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	75
2,500,000(a)	Caelus Re VI, Ltd., 6.193%, (3 Month U.S. Treasury Bill +
	538 bps), 6/7/24 (144A)	2,554,000
1,600,000(a)	Caelus Re VI, Ltd., 6.193%, (3 Month U.S. Treasury Bill +
	538 bps), 6/7/23 (144A)	1,615,840

The accompanying notes are an integral part of these financial statements.

16 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Principal
Amount USD ($)		Value
	Multiperil – U.S. — (continued)
3,000,000(a)	Four Lakes Re, 10.973%, (3 Month U.S. Treasury Bill +
	1,106 bps), 1/5/24 (144A)	$ 2,987,100
500,000(a)	Kilimanjaro Re, 14.579%, (3 Month USD LIBOR +
	1,361 bps), 5/6/22 (144A)	500,000
3,000,000(a)	Matterhorn Re, 5.875%, (SOFR + 525 bps), 3/24/25 (144A)	2,991,900
4,000,000(a)	Matterhorn Re, 8.371%, (SOFR + 775 bps), 3/24/25 (144A)	3,984,000
366,992(a)	Residential Reinsurance 2016 Re, 1.313%, (3 Month U.S.
	Treasury Bill + 50 bps), 6/6/22 (144A)	18,350
1,250,000(a)	Residential Reinsurance 2018 Re, 12.463%, (3 Month U.S.
	Treasury Bill + 1,165 bps), 12/6/22 (144A)	1,211,375
2,500,000(a)	Residential Reinsurance 2019 Re, 13.043%, (3 Month U.S.
	Treasury Bill + 1,223 bps), 12/6/23 (144A)	2,420,500
2,250,000(a)	Residential Reinsurance 2020 Re, 9.053%, (3 Month U.S.
	Treasury Bill + 824 bps), 12/6/24 (144A)	2,228,850
4,500,000(a)	Residential Reinsurance 2021 Re, 12.563%, (3 Month U.S.
	Treasury Bill + 1,175 bps), 12/6/25 (144A)	4,427,100
3,000,000(a)	Sanders Re II, Ltd., 5.063%, (3 Month U.S. Treasury Bill +
	425 bps), 4/7/24 (144A)	3,019,500
		$ 31,950,065
	Multiperil – U.S. & Canada — 6.2%
3,000,000(a)	Hypatia, Ltd., 8.088%, (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 3,068,400
500,000(a)	Kilimanjaro III Re, 5.063%, (3 Month U.S. Treasury Bill +
	425 bps), 4/20/26 (144A)	494,000
2,250,000(a)	Kilimanjaro III Re, 12.063%, (3 Month U.S. Treasury Bill +
	1,125 bps), 4/21/25 (144A)	2,205,675
2,250,000(a)	Kilimanjaro III Re, 12.063%, (3 Month U.S. Treasury Bill +
	1,125 bps), 4/20/26 (144A)	2,213,100
250,000(a)	Matterhorn Re, 6.183%, (SOFR + 575 bps), 12/8/25 (144A)	247,500
1,750,000(a)	Mona Lisa Re, 7.813%, (3 Month U.S. Treasury Bill +
	700 bps), 7/8/25 (144A)	1,736,700
6,940,000(a)	Mona Lisa Re, 8.813%, (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	6,894,196
12,000,000(a)	Mystic Re IV, 6.623%, (3 Month U.S. Treasury Bill +
	581 bps), 1/8/25 (144A)	11,736,000
7,000,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill +
	1,169 bps), 1/8/25 (144A)	6,815,900
7,000,000(a)	Mystic Re IV, Ltd., 10.563%, (3 Month U.S. Treasury Bill +
	975 bps), 1/8/24 (144A)	7,048,300
2,500,000(a)	Tailwind Re, Ltd., 7.563%, (3 Month U.S. Treasury Bill +
	675 bps), 1/8/25 (144A)	2,480,750
1,500,000(a)	Tailwind Re, Ltd., 9.563%, (3 Month U.S. Treasury Bill +
	875 bps), 1/8/25 (144A)	1,490,550
2,500,000(a)	Tailwind Re, Ltd., 12.563%, (3 Month U.S. Treasury Bill +
	1,175 bps), 1/8/25 (144A)	2,468,000

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 17

Schedule of Investments | 4/30/22

(unaudited) (continued)

Principal
Amount USD ($)		Value
Multiperil – U.S. & Canada — (continued)
5,750,000(a)	Vista Re, Ltd., 7.563%, (3 Month U.S. Treasury Bill +
	675 bps), 5/21/24 (144A)	$ 5,705,725
$ 54,604,796
Multiperil – U.S. Regional — 0.4%
250,000(a)	First Coast Re II Pte, Ltd., 6.473%, (3 Month U.S. Treasury
	Bill + 566 bps), 6/7/23 (144A)	$ 248,425
4,000,000(a)	Matterhorn Re, 5.813%, (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	3,821,600
$ 4,070,025
Windstorm – Europe — 0.3%
EUR2,500,000(a)	Orange Capital Re DAC, 3.25%, (3 Month EURIBOR +
	325 bps), 1/17/25 (144A)	$ 2,652,672
Windstorm – Florida — 1.0%
7,000,000(a)	First Coast Re III Pte, Ltd., 6.813%, (3 Month U.S. Treasury
	Bill + 600 bps), 4/7/25 (144A)	$ 6,939,100
250,000(a)	Integrity Re II Pte, Ltd., 8.552%, (3 Month USD LIBOR +
	749 bps), 4/12/23 (144A)	251,350
1,500,000(a)	Merna Reinsurance II, Ltd., 6.313%, (3 Month U.S. Treasury
	Bill + 550 bps), 7/8/24 (144A)	1,511,550
$ 8,702,000
Windstorm – Japan — 0.5%
4,750,000(a)	Sakura Re, 3.063%, (3 Month U.S. Treasury Bill +
	225 bps), 4/7/25 (144A)	$ 4,738,125
Windstorm – North Carolina — 0.2%
1,000,000(a)	Cape Lookout Re, 5.813%, (3 Month U.S. Treasury Bill +
	500 bps), 3/28/25 (144A)	$ 997,000
500,000(a)	Cape Lookout Re, 7.043%, (1 Month U.S. Treasury Bill +
	623 bps), 5/9/22 (144A)	500,000
$ 1,497,000
Windstorm – Texas — 1.4%
5,000,000(a)	Alamo Re II, 6.273%, (1 Month U.S. Treasury Bill +
	546 bps), 6/8/23 (144A)	$ 5,071,500
7,250,000(a)	Alamo Re, Ltd., 4.813%, (3 Month U.S. Treasury Bill +
	400 bps), 6/7/24 (144A)	7,083,250
$ 12,154,750
Windstorm – U.S. Regional — 1.6%
4,750,000(a)	Matterhorn Re, 4.793%, (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	$ 4,709,150
9,500,000(a)	Matterhorn Re, 6.043%, (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	9,433,500
$ 14,142,650
	Total Event Linked Bonds	$174,964,656

The accompanying notes are an integral part of these financial statements.

18 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Face
Amount USD ($)		Value
	Collateralized Reinsurance — 18.0%
	Earthquakes – California — 0.3%
2,515,000(b)(c)+	Adare Re 2022, 12/31/27	$ 2,550,206
	Multiperil – U.S. — 4.0%
6,410,084(b)(c)+	Ballybunion Re 2020, 2/28/23	$ 724,173
12,927,561(b)(c)+	Ballybunion Re 2021-2, 6/30/25	13,377,440
13,944,962(b)(c)+	Ballybunion Re 2022, 12/31/27	14,084,412
1,535,000(c)+	Dingle Re 2020, 12/31/22	147,780
15,703,476(b)(c)+	Kingsbarn Re 2018, 5/19/23	1,570
4,994,779(b)(c)+	Maidstone Re 2018, 1/31/23	93,402
3,050,000(b)(c)+	Port Royal Re 2021, 5/31/25	3,106,539
3,062,750(b)(c)+	Riviera Re 2017, 4/30/23	393,257
11,084,286(b)(c)+	Riviera Re 2018-2, 4/30/23	3,060,657
		$ 34,989,230
	Multiperil – U.S. Regional — 0.1%
1,085,000(b)(c)+	Ailsa Re 2021, 6/30/25	$ 1,126,971
	Multiperil – Worldwide — 11.9%
5,775,000(b)(c)+	Amaranth Re 2022, 12/31/27	$ 5,325,409
10,000,000(b)(c)+	Cerulean Re 2018-B1, 7/31/22	—
3,000,000(b)(c)+	Clarendon Re 2022, 12/31/27	2,717,341
4,537,500(b)(c)+	Cypress Re 2017, 1/31/23	454
11,935,217(b)(c)+	Dartmouth Re 2018, 1/31/23	2,519,524
7,900,000(b)(c)+	Dartmouth Re 2021, 12/31/24	4,496,680
7,900,000(b)(c)+	Dartmouth Re 2022, 12/31/27	6,142,018
8,000,000(c)+	Drumoig Re 2020, 12/31/23	—
15,000,000(b)(c)+	Gamboge Re 2022, 3/31/28	13,610,025
5,400,000(b)(c)+	Kingston Heath Re 2020, 2/28/23	2,479,149
8,999,880(b)(c)+	Kingston Heath Re 2021, 12/31/24	3,113,058
7,300,000(b)(c)+	Kingston Heath Re 2022, 12/31/27	6,447,904
2,608,000(c)(d)+	Limestone Re, 3/1/23 (144A)	—
194,000(c)(d)+	Limestone Re 2019-2, 3/1/23 (144A)	—
1,539,000(c)(d)+	Limestone Re 2020-1, 3/1/24 (144A)	64,946
5,273,540(b)(c)+	Lindrick Re 2018, 6/15/22	3,945,890
12,000,000(c)+	Merion Re 2022-1, 12/31/27	10,767,488
9,250,000(b)(c)+	Old Head Re 2022, 12/31/27	7,711,616
7,333,436(b)(c)+	Oyster Bay Re 2018, 1/31/23	902,849
3,500,000(b)(c)+	Pine Valley Re 2022, 12/31/27	3,256,750
8,750,000(b)(c)+	Porthcawl Re 2022, 12/31/27	7,514,960
5,150,000(b)(c)+	Portsalon Re 2021, 6/30/25	5,117,764
5,000,000(b)(c)(d)+	Resilience Re, 5/1/23	—
4,600,000(b)(c)+	Seminole Re 2020, 2/28/23	4,668,973
15,546,234(b)(c)+	Walton Health Re 2018, 6/15/22	1,237,543

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 19

Schedule of Investments | 4/30/22

(unaudited) (continued)

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
8,050,000(b)(c)+	Walton Health Re 2019, 6/30/22	$ 6,718,530
9,650,000(b)(c)+	Walton Heath Re 2021, 1/15/24	6,755,000
		$105,513,871
	Windstorm – Florida — 0.6%
8,569,000(b)(c)+	Formby Re 2018, 2/28/23	$ 767,001
1,459,710(b)(c)+	Isosceles Re 2021, 6/30/25	1,457,812
5,500,405(b)(c)+	Portrush Re 2017, 6/15/22	3,509,809
		$ 5,734,622
	Windstorm – North Carolina — 0.0%†
1,400,000(c)+	Isosceles Re 2021-A1, 5/31/25	$ 15,680
	Windstorm – U.S — 0.0%†
4,650,000(c)+	Shadow Creek Re 2021, 7/31/25	$ 70,612
	Windstorm – U.S. Multistate — 0.0%†
3,850,000(c)+	White Heron Re 2021, 6/30/25	$ 82,390
	Windstorm – U.S. Regional — 1.1%
2,350,000(b)(c)+	Oakmont Re 2017, 4/30/23	$ 69,090
11,521,321(b)(c)+	Oakmont Re 2020, 4/30/24	9,303,921
		$ 9,373,011
	Total Collateralized Reinsurance	$159,456,593
	Reinsurance Sidecars — 59.3%
	Multiperil – U.S. — 3.7%
19,250,000(b)(c)+	Carnoustie Re 2020, 12/31/23	$ 2,610,300
19,816,277(b)(c)+	Carnoustie Re 2021, 12/31/24	939,283
20,287,672(b)(c)+	Carnoustie Re 2022, 12/31/27	20,859,091
33,700,000(b)(e)+	Harambee Re 2018, 12/31/22	26,960
27,831,163(e)+	Harambee Re 2019, 12/31/22	19,482
27,000,000(b)(e)+	Harambee Re 2020, 12/31/23	766,800
6,840,810(a)(b)(c)+	Sector Re V, 0.813%, (3 Month U.S. Treasury Bill +
	0 bps), 3/1/26 (144A)	7,306,877
		$ 32,528,793
	Multiperil – U.S. Regional — 0.0%†
5,110,275(b)(c)+^	Brotherhood Re, 1/31/23	$ —
	Multiperil – Worldwide — 55.6%
4,200(b)(c)+	Alturas Re 2019-1, 3/10/23 (144A)	$ 19,207
85,044(e)+	Alturas Re 2019-2, 3/10/23	29,289
186,581(e)+	Alturas Re 2019-3, 9/12/23	43,891
506,411(c)(d)+	Alturas Re 2020-1A, 3/10/23 (144A)	17,421
694,693(c)(d)+	Alturas Re 2020-1B, 3/10/23 (144A)	23,897
1,171,512(e)+	Alturas Re 2020-2, 3/10/23	553,978

The accompanying notes are an integral part of these financial statements.

20 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
2,000,000(e)+	Alturas Re 2020-3, 9/30/24	$ 30,411
9,000,000(b)(e)+	Alturas Re 2021-2, 12/31/24	—
7,273,599(b)(e)+	Alturas Re 2021-3, 7/31/25	6,644,433
8,433,554(b)(e)+	Alturas Re 2022-2, 12/31/27	8,543,190
4,000,000(b)(c)+	Bantry Re 2016, 3/31/23	241,800
22,000,000(b)(c)+	Bantry Re 2019, 12/31/22	747,200
25,891,803(c)+	Bantry Re 2020, 12/31/23	1,684,997
30,000,000(b)(c)+	Bantry Re 2021, 12/31/24	4,542,000
21,715,174(b)(c)+	Bantry Re 2022, 12/31/27	22,207,123
53,833,776(b)(c)+	Berwick Re 2018-1, 12/31/22	4,161,351
38,460,846(b)(c)+	Berwick Re 2019-1, 12/31/22	4,596,071
51,030,677(b)(c)+	Berwick Re 2020-1, 12/31/23	5,103
49,420,000(b)(c)+	Berwick Re 2022, 12/31/27	50,381,522
2,750,000(b)(c)+	Clearwater Re 2020, 6/30/22	554,675
10,045,000(b)(c)+	Clearwater Re 2021, 6/30/23	10,426,710
266,939(c)(d)+	Eden Re II, 3/22/23 (144A)	661,688
2,830,000(b)(c)(d)+	Eden Re II, 3/22/24 (144A)	1,420,660
7,170,000(b)(c)(d)+	Eden Re II, 3/21/25 (144A)	6,202,050
16,700,000(b)(c)(d)+	Eden Re II, 3/20/26 (144A)	16,828,590
21,917,000(b)(c)+	Gleneagles Re 2018, 12/31/22	2,592,781
19,436,692(b)(c)+	Gleneagles Re 2019, 12/31/22	434,357
21,962,485(b)(c)+	Gleneagles Re 2020, 12/31/23	2,194,997
22,970,000(b)(c)+	Gleneagles Re 2021, 12/31/24	5,502,327
17,548,844(b)(c)+	Gleneagles Re 2022, 12/31/27	17,798,278
47,710,184(c)+	Gullane Re 2018, 12/31/22	2,953,473
47,295,700(b)(c)+	Gullane Re 2022, 12/31/27	49,055,681
3,250,000(b)(e)+	Lion Rock Re 2019, 1/31/23	—
3,500,000(b)(e)+	Lion Rock Re 2020, 1/31/23	—
3,500,000(b)(e)+	Lion Rock Re 2021, 12/31/24	2,240,000
13,577,448(b)(e)+	Lorenz Re 2019, 6/30/22	1,574,984
14,305,862(b)(e)+	Lorenz Re 2020, 6/30/23	979,952
12,794,138(b)(e)+	Lorenz Re 2020, 6/30/23	877,678
44,514,882(b)(c)+	Merion Re 2018-2, 12/31/22	7,367,213
47,630,000(b)(c)+	Merion Re 2021-2, 12/31/24	10,340,473
31,748,721(b)(c)+	Merion Re 2022-2, 12/31/27	32,175,914
20,000,000(b)(c)+	Pangaea Re 2016-2, 11/30/22	35,666
12,750,000(b)(c)+	Pangaea Re 2018-1, 12/31/22	268,445
17,500,000(b)(c)+	Pangaea Re 2018-3, 7/1/22	363,010
12,750,000(b)(c)+	Pangaea Re 2019-1, 2/1/23	265,678
16,380,464(b)(c)+	Pangaea Re 2019-3, 7/1/23	589,220
17,538,941(b)(c)+	Pangaea Re 2020-1, 2/1/24	372,211

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 21

Schedule of Investments | 4/30/22

(unaudited) (continued)

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
25,000,000(c)+	Pangaea Re 2020-3, 7/1/24	$ 351,954
19,010,000(b)(c)+	Pangaea Re 2021-1, 12/31/24	548,455
28,383,000(b)(c)+	Pangaea Re 2021-3, 7/1/25	27,610,840
17,340,421(b)(c)+	Pangaea Re 2022-1, 12/31/27	17,340,421
2,767,000(b)(c)+	Phoenix One Re, 1/4/27	2,964,564
3,865,000(b)(c)+	RosaPenna Re 2021, 7/31/25	4,004,140
4,320,248(b)(c)(d)+	Sector Re V, 12/1/23 (144A)	643,928
2,495,047(c)(d)+	Sector Re V, 3/1/24 (144A)	1,892,785
20,526(b)(c)(d)+	Sector Re V, 3/1/24 (144A)	487,229
944,953(c)(d)+	Sector Re V, 3/1/24 (144A)	716,857
287,975(c)(d)+	Sector Re V, 12/1/24 (144A)	835,246
125,000(c)(d)+	Sector Re V, 12/1/24 (144A)	362,551
37,417(c)(d)+	Sector Re V, 3/1/25 (144A)	503,124
4,434(b)(c)(d)+	Sector Re V, 12/1/25 (144A)	215,095
7,741(b)(c)(d)+	Sector Re V, 12/1/25 (144A)	375,519
9,459,262(a)(b)(c)+	Sector Re V, 0.813%, (3 Month U.S. Treasury Bill +
	0 bps), 3/1/26 (144A)	10,357,965
8,500,000(a)(b)(c)+	Sector Re V, 0.813%, (3 Month U.S. Treasury Bill +
	0 bps), 3/1/26 (144A)	9,307,566
3,000,000(a)(b)(c)+	Sector Re V, 0.813%, (3 Month U.S. Treasury Bill +
	0 bps), 12/1/26 (144A)	3,046,066
5,491,777(a)(b)(c)+	Sector Re V, 0.813%, (3 Month U.S. Treasury Bill +
	0 bps), 12/1/26 (144A)	5,576,106
33,083,230(c)+	Sussex Re 2020-1, 12/31/22	711,289
35,500,000(b)(c)+	Sussex Re 2021-1, 12/31/24	4,803,150
20,750,000(b)(c)+	Sussex Re 2022, 12/31/27	21,414,000
16,586,501(e)+	Thopas Re 2019, 12/31/22	—
19,180,000(b)(e)+	Thopas Re 2020, 12/31/23	—
40,000,000(e)+	Thopas Re 2021, 12/31/24	—
43,771,241(b)(e)+	Thopas Re 2022, 12/31/27	44,966,196
28,214,522(b)(e)+	Torricelli Re 2021, 7/31/25	27,540,195
35,000,000(b)(c)+	Versutus Re 2018, 12/31/22	—
30,889,158(b)(c)+	Versutus Re 2019-A, 12/31/22	—
1,188,665(b)(c)+	Versutus Re 2019-B, 12/31/22	—
27,500,000(b)(e)+	Viribus Re 2018, 12/31/22	—
11,676,844(b)(e)+	Viribus Re 2019, 12/31/22	305,933
17,333,977(b)(e)+	Viribus Re 2020, 12/31/23	762,695
18,736,586(b)(e)+	Viribus Re 2022, 12/31/27	20,287,975
40,641,287(b)(c)+	Woburn Re 2018, 12/31/22	2,248,822
17,003,469(b)(c)+	Woburn Re 2019, 12/31/22	3,840,088
		$492,570,349
	Total Reinsurance Sidecars	$525,099,142

The accompanying notes are an integral part of these financial statements.

22 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Face
Amount USD ($)		Value
Industry Loss Warranties — 1.6%
Earthquakes – U.S. — 0.6%
5,000,000(b)(c)+	Vermillion Re 2022, 12/31/27	$ 4,850,856
Windstorm – U.S — 1.0%
12,000,000(b)(c)+	Ballylifin Re 2021, 9/15/25	$ 9,158,400
	Total Industry Loss Warranties	$ 14,009,256
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $893,612,415)	$873,529,647

Shares
SHORT TERM INVESTMENTS — 1.3% of Net Assets
Open-End Fund — 1.3%
11,484,932(f)	Dreyfus Government Cash Management, Institutional
	Shares, 0.24%	$ 11,484,932
$ 11,484,932
TOTAL SHORT TERM INVESTMENTS
	(Cost $11,484,932)	$ 11,484,932
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9%
	(Cost $905,097,347)	$885,014,579
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 1,163,772
	NET ASSETS — 100.0%	$886,178,351

bps	Basis Points.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2022, the value of these securities amounted to $241,830,029, or 27.3% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2022.
(b)	Non-income producing security.
(c)	Issued as participation notes.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	Issued as preference shares.
(f)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2022.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 23

Schedule of Investments | 4/30/22

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Acorn Re	10/25/2021	$ 5,500,000	$ 5,462,600
Adare Re 2022	12/30/2021	2,515,000	2,550,206
Ailsa Re 2021	7/12/2021	1,085,000	1,126,971
Alamo Re II	5/29/2020	5,003,799	5,071,500
Alamo Re, Ltd.	3/21/2022	1,753,889	1,744,050
Alamo Re, Ltd.	5/21/2021	7,250,000	7,083,250
Alturas Re 2019-1	12/20/2018	4,200	19,207
Alturas Re 2019-2	12/19/2018	85,044	29,289
Alturas Re 2019-3	6/26/2019	186,581	43,891
Alturas Re 2020-1A	12/27/2019	429,736	17,421
Alturas Re 2020-1B	1/1/2020	694,693	23,897
Alturas Re 2020-2	1/1/2020	1,212,952	553,978
Alturas Re 2020-3	7/1/2020	—	30,411
Alturas Re 2021-2	12/29/2020	470,315	—
Alturas Re 2021-3	7/1/2021	7,273,599	6,644,433
Alturas Re 2022-2	1/18/2022	8,433,554	8,543,190
Amaranth Re 2022	1/21/2022	5,106,527	5,325,409
Ballybunion Re 2020	12/31/2019	439,872	724,173
Ballybunion Re 2021-2	8/2/2021	12,927,561	13,377,440
Ballybunion Re 2022	3/9/2022	13,944,962	14,084,412
Ballylifin Re 2021	9/15/2021	9,816,797	9,158,400
Bantry Re 2016	2/6/2019	241,800	241,800
Bantry Re 2019	2/1/2019	—	747,200
Bantry Re 2020	1/17/2020	—	1,684,997
Bantry Re 2021	1/11/2021	4,970,562	4,542,000
Bantry Re 2022	2/2/2022	21,715,174	22,207,123
Berwick Re 2018-1	1/10/2018	7,828,268	4,161,351
Berwick Re 2019-1	12/31/2018	4,595,744	4,596,071
Berwick Re 2020-1	9/18/2020	—	5,103
Berwick Re 2022	12/28/2021	49,420,000	50,381,522
Blue Halo Re	2/11/2022	1,250,000	1,241,750
Bowline Re 2018-1	5/10/2018	2,750,000	2,749,725
Brotherhood Re	1/22/2018	824,597	—
Caelus Re V, Ltd.	5/4/2018	750,000	75
Caelus Re VI, Ltd.	2/20/2020	2,499,570	2,554,000
Caelus Re VI, Ltd.	2/20/2020	1,598,095	1,615,840
Cape Lookout Re	4/8/2022	500,371	500,000
Cape Lookout Re	3/16/2022	1,000,000	997,000
Carnoustie Re 2020	7/16/2020	876,019	2,610,300
Carnoustie Re 2021	1/11/2021	663,925	939,283
Carnoustie Re 2022	1/18/2022	20,287,672	20,859,091
Cerulean Re 2018-B1	9/10/2018	3,687,081	—
Clarendon Re 2022	2/23/2022	2,579,882	2,717,341
Clearwater Re 2020	6/19/2020	119,480	554,675
Clearwater Re 2021	4/15/2021	10,045,000	10,426,710
Cypress Re 2017	1/24/2017	15,250	454
Dartmouth Re 2018	1/18/2018	4,850,872	2,519,524
Dartmouth Re 2021	1/19/2021	2,954,173	4,496,680
Dartmouth Re 2022	1/26/2022	5,643,950	6,142,018
Dingle Re 2020	2/13/2020	—	147,780
Drumoig Re 2020	12/21/2020	—	—
Eden Re II	1/22/2019	115,300	661,688
Eden Re II	9/28/2020	3,019,988	1,420,660

The accompanying notes are an integral part of these financial statements.

24 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Restricted Securities	Acquisition date	Cost	Value
Eden Re II	1/25/2021	$ 7,170,000	$ 6,202,050
Eden Re II	1/21/2022	16,700,000	16,828,590
First Coast Re II Pte, Ltd.	12/31/2020	251,244	248,425
First Coast Re III Pte, Ltd.	3/4/2021	7,000,000	6,939,100
FloodSmart Re	2/9/2021	1,256,859	1,203,500
FloodSmart Re	2/16/2021	9,920,617	9,641,550
FloodSmart Re	2/16/2021	3,000,000	2,808,900
FloodSmart Re	2/14/2022	13,000,000	12,842,700
Formby Re 2018	7/9/2018	519,218	767,001
Four Lakes Re	11/5/2020	3,000,000	2,987,100
Gamboge Re 2022	4/11/2022	13,489,409	13,610,025
Gleneagles Re 2018	12/27/2017	1,759,342	2,592,781
Gleneagles Re 2019	12/31/2018	—	434,357
Gleneagles Re 2020	6/16/2020	172,856	2,194,997
Gleneagles Re 2021	1/13/2021	5,922,678	5,502,327
Gleneagles Re 2022	1/18/2022	17,548,844	17,798,278
Gullane Re 2018	3/2/2018	—	2,953,473
Gullane Re 2022	2/14/2022	47,295,700	49,055,681
Harambee Re 2018	12/19/2017	715,477	26,960
Harambee Re 2019	12/20/2018	—	19,482
Harambee Re 2020	2/27/2020	108,293	766,800
Hypatia, Ltd.	7/10/2020	3,000,000	3,068,400
Integrity Re II Pte, Ltd.	3/18/2020	250,000	251,350
Isosceles Re 2021	7/19/2021	1,329,856	1,457,812
Isosceles Re 2021-A1	8/12/2021	—	15,680
Kilimanjaro III Re	4/8/2021	2,250,000	2,205,675
Kilimanjaro III Re	4/8/2021	2,250,000	2,213,100
Kilimanjaro III Re	4/8/2021	500,000	494,000
Kilimanjaro Re	4/18/2018	500,000	500,000
Kingsbarn Re 2018	6/15/2018	—	1,570
Kingston Heath Re 2020	1/21/2020	2,552,472	2,479,149
Kingston Heath Re 2021	1/13/2021	4,213,948	3,113,058
Kingston Heath Re 2022	1/31/2022	6,033,946	6,447,904
Limestone Re	6/20/2018	35,212	—
Limestone Re 2019-2	12/11/2020	143,252	—
Limestone Re 2020-1	12/27/2019	7,695	64,946
Lindrick Re 2018	6/21/2018	3,496,903	3,945,890
Lion III Re DAC	6/18/2021	3,554,809	3,187,953
Lion Rock Re 2019	12/17/2018	—	—
Lion Rock Re 2020	3/27/2020	42,912	—
Lion Rock Re 2021	3/1/2021	3,006,948	2,240,000
Lorenz Re 2019	6/26/2019	4,261,438	1,574,984
Lorenz Re 2020	8/11/2020	863,355	979,952
Lorenz Re 2020	8/12/2020	772,123	877,678
Maidstone Re 2018	1/8/2018	1,268,802	93,402
Matterhorn Re	1/29/2020	4,000,000	3,821,600
Matterhorn Re	11/24/2020	4,753,660	4,709,150
Matterhorn Re	11/24/2020	9,507,059	9,433,500
Matterhorn Re	12/15/2021	250,000	247,500
Matterhorn Re	3/10/2022	3,000,000	2,991,900
Matterhorn Re	3/10/2022	4,000,000	3,984,000
Merion Re 2018-2	12/28/2017	1,831,881	7,367,213
Merion Re 2021-2	12/28/2020	12,959,835	10,340,473

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 25

Schedule of Investments | 4/30/22

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Merion Re 2022-1	1/25/2022	$10,317,215	$ 10,767,488
Merion Re 2022-2	3/1/2022	31,748,721	32,175,914
Merna Reinsurance II, Ltd.	6/8/2021	1,500,000	1,511,550
Merna Reinsurance II, Ltd.	3/26/2021	2,000,000	2,014,600
Mona Lisa Re	12/30/2019	6,937,856	6,894,196
Mona Lisa Re	6/22/2021	1,750,000	1,736,700
Mystic Re IV	6/9/2021	11,973,567	11,736,000
Mystic Re IV	6/9/2021	5,153,879	6,815,900
Mystic Re IV, Ltd.	12/15/2020	7,000,000	7,048,300
Oakmont Re 2017	5/10/2017	—	69,090
Oakmont Re 2020	12/3/2020	8,982,563	9,303,921
Old Head Re 2022	1/6/2022	6,966,675	7,711,616
Orange Capital Re DAC	12/22/2021	2,862,704	2,652,672
Oyster Bay Re 2018	1/17/2018	792,461	902,849
Pangaea Re 2016-2	5/31/2016	—	35,666
Pangaea Re 2018-1	12/26/2017	1,823,341	268,445
Pangaea Re 2018-3	6/27/2018	4,215,068	363,010
Pangaea Re 2019-1	1/9/2019	133,859	265,678
Pangaea Re 2019-3	7/10/2019	491,414	589,220
Pangaea Re 2020-1	1/13/2020	—	372,211
Pangaea Re 2020-3	9/2/2020	—	351,954
Pangaea Re 2021-1	1/19/2021	1,037,012	548,455
Pangaea Re 2021-3	6/17/2021	28,383,000	27,610,840
Pangaea Re 2022-1	1/11/2022	17,340,421	17,340,421
Phoenix One Re	12/21/2020	2,767,000	2,964,564
Pine Valley Re 2022	1/12/2022	3,190,296	3,256,750
Port Royal Re 2021	6/9/2021	2,915,831	3,106,539
Porthcawl Re 2022	1/24/2022	6,915,405	7,514,960
Portrush Re 2017	6/12/2017	4,218,727	3,509,809
Portsalon Re 2021	8/3/2021	4,321,659	5,117,764
Residential Reinsurance 2016 Re	4/28/2016	366,992	18,350
Residential Reinsurance 2018 Re	11/15/2018	1,246,586	1,211,375
Residential Reinsurance 2019 Re	11/5/2019	2,494,996	2,420,500
Residential Reinsurance 2020 Re	10/30/2020	2,250,326	2,228,850
Residential Reinsurance 2021 Re	10/28/2021	4,500,000	4,427,100
Resilience Re	2/8/2017	2,413	—
Riviera Re 2017	4/13/2017	2,695,500	393,257
Riviera Re 2018-2	4/10/2018	2,851,779	3,060,657
RosaPenna Re 2021	7/16/2021	3,865,000	4,004,140
Sakura Re	3/24/2021	4,750,000	4,738,125
Sanders Re II, Ltd.	3/18/2020	3,001,870	3,019,500
Sector Re V	1/1/2020	287,975	835,246
Sector Re V	12/14/2018	1,004,037	643,928
Sector Re V	4/23/2019	2,243,543	1,892,785
Sector Re V	5/1/2019	73,763	487,229
Sector Re V	12/11/2020	143,456	362,551
Sector Re V	12/4/2020	41,252	503,124
Sector Re V	12/4/2020	4,434	215,095
Sector Re V	12/21/2020	7,741	375,519
Sector Re V	5/21/2021	9,459,262	10,357,965
Sector Re V	5/21/2021	6,840,810	7,306,877
Sector Re V	12/6/2021	3,000,000	3,046,066

The accompanying notes are an integral part of these financial statements.

26 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Restricted Securities	Acquisition date	Cost	Value
Sector Re V	5/1/2019	$ 944,953	$ 716,857
Sector Re V	4/26/2021	8,500,000	9,307,566
Sector Re V	1/5/2022	5,491,777	5,576,106
Seminole Re 2020	5/1/2020	4,600,000	4,668,973
Shadow Creek Re 2021	8/31/2021	—	70,612
Sussex Re 2020-1	1/21/2020	—	711,289
Sussex Re 2021-1	12/30/2020	4,863,065	4,803,150
Sussex Re 2022	1/27/2022	20,750,000	21,414,000
Tailwind Re, Ltd.	12/29/2021	2,500,000	2,480,750
Tailwind Re, Ltd.	12/29/2021	1,500,000	1,490,550
Tailwind Re, Ltd.	12/29/2021	2,500,000	2,468,000
Thopas Re 2019	12/21/2018	—	—
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	12/30/2020	—	—
Thopas Re 2022	2/7/2022	43,771,241	44,966,196
Torricelli Re 2021	7/1/2021	28,214,522	27,540,195
Umigame Re Pte, Ltd.	6/18/2021	750,000	746,850
Umigame Re Pte, Ltd.	6/18/2021	500,000	499,150
Ursa Re	11/20/2019	300,000	300,720
Vermillion Re 2022	2/22/2022	4,777,500	4,850,856
Versutus Re 2018	12/20/2017	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	2,169,743	—
Viribus Re 2019	3/25/2019	—	305,933
Viribus Re 2020	12/30/2019	1,667,280	762,695
Viribus Re 2022	4/11/2022	18,736,586	20,287,975
Vista Re, Ltd.	2/24/2022	5,791,296	5,705,725
Walton Health Re 2018	6/25/2018	9,929,968	1,237,543
Walton Health Re 2019	7/18/2019	4,920,199	6,718,530
Walton Heath Re 2021	6/28/2021	8,260,400	6,755,000
White Heron Re 2021	6/9/2021	—	82,390
Woburn Re 2018	3/20/2018	13,647,759	2,248,822
Woburn Re 2019	1/30/2019	3,252,220	3,840,088
Total Restricted Securities			$873,529,647
% of Net assets			98.6%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In
Currency	Exchange	Currency			Settlement	Unrealized
Purchased	for	Sold	Deliver	Counterparty	Date	Appreciation
USD	6,267,120	EUR	5,695,000	State Street Bank	6/24/22	$242,418
				& Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$242,418

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

EUR – Euro

Purchases and sales of securities (excluding short term investments) for the six months ended April 30, 2022, aggregated $230,641,534 and $313,616,515, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 27

Schedule of Investments | 4/30/22

(unaudited) (continued)

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2022, the Fund engaged in purchases of $793,379 and sales of $6,650,104 pursuant to these procedures, which resulted in a net realized gain/(loss) of $36,236.

At April 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $929,404,233 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 46,644,215
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(91,033,869)
Net unrealized depreciation	$(44,389,654)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of April 30, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	$ —	$ —	$ 2,550,206	$ 2,550,206
Multiperil – U.S.	—	—	34,989,230	34,989,230
Multiperil – U.S. Regional	—	—	1,126,971	1,126,971
Multiperil – Worldwide	—	—	105,513,871	105,513,871
Windstorm – Florida	—	—	5,734,622	5,734,622
Windstorm – North Carolina	—	—	15,680	15,680
Windstorm – U.S	—	—	70,612	70,612
Windstorm – U.S. Multistate	—	—	82,390	82,390
Windstorm – U.S. Regional	—	—	9,373,011	9,373,011
Reinsurance Sidecars
Multiperil – U.S.	—	—	32,528,793	32,528,793
Multiperil – U.S. Regional	—	—	—*	—*
Multiperil – Worldwide	—	—	492,570,349	492,570,349
Industry Loss Warranties
Earthquakes – U.S.	—	—	4,850,856	4,850,856
Windstorm – U.S	—	—	9,158,400	9,158,400
All Other Insurance-Linked
Securities	—	174,964,656	—	174,964,656
Open-End Fund	11,484,932	—	—	11,484,932
Total Investments in Securities	$11,484,932	$174,964,656	$698,564,991	$885,014,579

The accompanying notes are an integral part of these financial statements.

28 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Net unrealized appreciation on
forward foreign currency
exchange contracts	$ —	$ 242,418	$ —	$ 242,418
Total Other Financial Instruments	$ —	$ 242,418	$ —	$ 242,418
* Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 10/31/21	$ 737,043,564
Realized gain (loss)(1)	(16,357,775)
Changed in unrealized appreciation (depreciation)(2)	11,520,441
Accrued discounts/premiums	(250,099,082)
Purchases	409,988,054
Sales	(193,530,211)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 4/30/22	$ 698,564,991

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended April 30, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at April 30, 2022:	$9,065,893

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 29

Statement of Assets and Liabilities | 4/30/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $905,097,347)	$ 885,014,579
Foreign currencies, at value (cost $97,263)	94,455
Net unrealized appreciation on forward foreign currency exchange contracts	242,418
Receivables —
Fund shares sold	5,900
Interest	1,329,912
Due from affiliates	3,668
Other assets	24,724
Total assets	$ 886,715,656
LIABILITIES:
Payables —
Trustees’ fees	$ 3,603
Professional fees	146,060
Transfer agent fees	131,683
Shareowner communications expense	41,852
Due to affiliates
Management fees	169,881
Other due to affiliates	24,793
Accrued expenses	19,433
Total liabilities	$ 537,305
NET ASSETS:
Paid-in capital	$1,006,034,297
Distributable earnings (loss)	(119,855,946)
Net assets	$ 886,178,351
NET ASSET VALUE PER SHARE:
No par value
Based on $886,178,351/105,933,278 shares	$ 8.37

The accompanying notes are an integral part of these financial statements.

30 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 21,317,578
Interest from unaffiliated issuers	6,882,978
Total Investment Income		$ 28,200,556
EXPENSES:
Management fees	$ 7,933,287
Administrative expenses	121,249
Transfer agent fees	268,099
Shareowner communications expense	60,329
Custodian fees	4,997
Registration fees	14,053
Professional fees	153,757
Printing expense	15,155
Pricing fees	320
Trustees’ fees	20,669
Insurance expense	315
Miscellaneous	34,130
Total expenses		$ 8,626,360
Net investment income		$ 19,574,196
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (15,325,514)
Forward foreign currency exchange contracts	285,171
Other assets and liabilities denominated in
foreign currencies	17,814	$ (15,022,529)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 6,337,343
Forward foreign currency exchange contracts	220,604
Other assets and liabilities denominated in
foreign currencies	(2,923)	$ 6,555,024
Net realized and unrealized gain (loss) on investments		$ (8,467,505)
Net increase in net assets resulting from operations		$ 11,106,691

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 31

Statements of Changes in Net Assets

Six Months
Ended
	4/30/22	Year Ended
	(unaudited)	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 19,574,196	$ 33,826,511
Net realized gain (loss) on investments	(15,022,529)	(8,923,130)
Change in net unrealized appreciation (depreciation)
on investments	6,555,024	(27,247,553)
Net increase (decrease) in net assets resulting
from operations	$ 11,106,691	$ (2,344,172)
DISTRIBUTIONS TO SHAREOWNERS:
($0.17 and $0.44 per share, respectively)	$ (19,546,483)	$ (43,564,995)
Total distributions to shareowners	$ (19,546,483)	$ (43,564,995)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 76,575,016	$ 319,301,830
Reinvestment of distributions	3,828,499	25,619,090
Cost of shares repurchased	(168,707,975)	(192,215,223)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ (88,304,460)	$ 152,705,697
Net increase (decrease) in net assets	$ (96,744,252)	$ 106,796,530
NET ASSETS:
Beginning of period	$ 982,922,603	$ 876,126,073
End of period	$ 886,178,351	$ 982,922,603

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/22	4/30/22	Ended	Ended
	Shares	Amount	10/31/21	10/31/21
	(unaudited)	(unaudited)	Shares	Amount
FUND SHARE
TRANSACTION
Shares sold	9,251,859	$ 76,575,016	37,395,585	$ 319,301,830
Reinvestment of
distributions	461,821	3,828,499	3,028,261	25,619,090
Less shares
repurchased	(20,428,254)	(168,707,975)	(22,406,401)	(192,215,223)
Net increase
(decrease)	(10,714,574)	$ (88,304,460)	18,017,445	$ 152,705,697

The accompanying notes are an integral part of these financial statements.

32 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 4/30/22

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$ 11,106,691
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$ (230,641,534)
Proceeds from disposition and maturity of investment securities	313,616,515
Net sales of short term investments	(5,137,995)
Net accretion and amortization of discount/premium on investment securities	(311,965)
Net realized loss on investments in unaffiliated issuers	15,325,514
Change in unrealized appreciation on investments in unaffiliated issuers	(6,337,343)
Change in unrealized appreciation on forward foreign currency
exchange contracts	(220,604)
Decrease in interest receivable	383,884
Increase in due from affiliates	(3,668)
Increase in other assets	(2,238)
Decrease in management fees payable	(70,254)
Decrease in Trustees’ fees payable	(126)
Decrease in professional fees payable	(65,658)
Decrease in transfer agent fees payable	(73,320)
Increase in shareowner communication payable	7,571
Increase in due to affiliates	24,597
Decrease in accrued expenses payable	(10,042)
Net cash, restricted cash and foreign currencies from operating activities	$ 97,590,025
Cash Flows Provided by Financing Activities:
Proceeds from shares sold	$ 76,569,116
Less shares repurchased	(168,707,975)
Distributions to shareowners, net of reinvestments	(19,546,483)
Reinvestment of distributions	3,828,499
Net cash flows used in Financing Activities	$ (107,856,843)
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$ 10,361,273
End of period*	$ 94,455

*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:
	Six Months
	Ended
	4/30/22	Year Ended
	(unaudited)	10/31/21
Cash	$ —	$10,361,273
Foreign currencies, at value	94,455	—
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$94,455	$10,361,273

The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 33

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per Share Operating Performance
Net asset value, beginning of period	$ 8.43	$ 8.88	$ 8.79	$ 9.93	$ 9.59	$ 11.09
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.18	$ 0.30	$ 0.33	$ 0.06	$ 0.31	$ 0.25
Net realized and unrealized gain (loss) on investments	(0.07)	(0.31)	0.31	(0.65)	0.17	(0.74)
Net increase (decrease) from investment operations	$ 0.11	$ (0.01)	$ 0.64	$ (0.59)	$ 0.48	$ (0.49)
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.44)(b)	$ (0.55)(b)	$ (0.55)(b)	$ (0.14)	$ (1.01)(b)
Total distributions	$ (0.17)	$ (0.44)	$ (0.55)	$ (0.55)	$ (0.14)	$ (1.01)
Net increase (decrease) in net asset value	$ (0.06)	$ (0.45)	$ 0.09	$ (1.14)	$ 0.34	$ (1.50)
Net asset value, end of period	$ 8.37	$ 8.43	$ 8.88	$ 8.79	$ 9.93	$ 9.59
Total return at net asset value(c)	1.30%(d)	(0.11)%	7.77%	(5.85)%	5.04%	(4.95)%
Ratio of net expenses to average net assets	1.90%(e)	1.91%	1.93%	1.96%	1.95%	2.00%
Ratio of net investment income (loss) to average net assets	4.32%(e)	3.46%	3.92%	0.68%	3.19%	2.38%
Portfolio turnover rate	35%(d)	70%	60%	50%	42%	34%
Net assets, end of period (in thousands)	$886,178	$982,923	$876,126	$831,640	$991,447	$359,114

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Notes to Financial Statements | 4/30/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer ILS Interval Fund (the “Fund”) was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek total return.

Amundi Asset Management US, Inc., an indirect wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”). Shares are offered at the Fund’s current net asset value (“NAV”) per share.

The Fund’s ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. The Adviser or the Distributor may waive the Fund’s minimum investment requirements.

The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 7). Except as permitted by the Fund’s structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 35

optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at

36 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings,

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 37

natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At April 30, 2022, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry broker valuation model) representing 0.0% of net assets. The value of these fair valued securities was $0.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

38 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$43,564,995
Total	$43,564,995

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 10,497,469
Capital loss carryforward	(71,208,423)
Net unrealized appreciation	(50,705,200)
Total	$(111,416,154)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to wash sales, ILS securities, and mark to market of forward contracts.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 39

E.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The Fund invests primarily in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties,

40 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.G. At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 41

2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges.

Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through

42 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

F.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at April 30, 2022 are listed in the Schedule of Investments.

G.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 43

risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

44 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

During the six months ended April 30, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2022, was Note- open for now and $0 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at April 30, 2022, are listed in the Schedule of Investments.

I.	Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the six months ended April 30, 2022, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 1.75% of the Fund’s average daily net assets up to $1 billion, and 1.70% of the fund’s average daily net assets over $1 billion. For the six months ended April 30, 2022, the effective management fee was equivalent to 1.75% (annualized) of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $194,674 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2022, the Fund paid $20,669 in Trustees’ compensation, which is

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 45

reflected on Statement of Operations as Trustees’ fees. At April 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $3,603.

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Systems, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Fund	$60,329
Total	$60,329

5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the

46 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2022.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a) Received (a)		Assets (b)
State Street Bank &
Trust Co.	$242,418	$ —	$ —	$ —	$242,418
Total	$242,418	$ —	$ —	$ —	$242,418

Derivative
Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
State Street Bank &
Trust Co.	$ —	$ —	$ —	$ —	$ —
Total	$ —	$ —	$ —	$ —	$ —

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 47

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2022, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Net unrealized appreciation on
forward foreign currency
exchange contracts	$ —	$ —	$242,418	$ —	$ —
Total Value	$ —	$ —	$242,418	$ —	$ —

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and Statement of Cash Flows by risk exposure at April 30, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$ —	$ —	$285,171	$ —	$ —
Total Value	$ —	$ —	$285,171	$ —	$ —
Change in net unrealized
appreciation (depreciation) on:
Forward foreign currency
exchange contracts	$ —	$ —	$220,604	$ —	$ —
Total Value	$ —	$ —	$220,604	$ —	$ —

7. Repurchase Offers

The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.

The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund’s outstanding shares at their NAV per share unless the Fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund’s shares illiquid.

In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 49

Shares repurchased during the six months ended April 30, 2022 were as follows:

				Percentage
				of
				Outstanding	Amount
			NAV on	Shares	of Shares
Commence-	Repurchase	Repurchase	Repurchase	the Fund	the Fund	Percentage	Number
ment	Request	Pricing	Pricing	Offered to	Offered to	of Shares	of Shares
Date	Deadline	Date	Date	Repurchase	Repurchase	Tendered	Tendered
10/22/21	11/29/21	12/13/21	$8.24	12%*	14,089,645.26	106.5988%	15,019,390.230
1/21/22	2/22/22	3/7/22	$8.30	10%	10,816,849.84	57.7044%	6,241,795.552
4/14/22	5/16/22	5/31/22	8.36%	10%	10,602,210.40	62.2769%	6,602,731.470

*	The Fund repurchased an additional 2% of the outstanding shares of the Fund to accommodate shareholder repurchase requests.

8. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

50 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/22 51

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52 Pioneer ILS Interval Fund | Semiannual Report | 4/30/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 28630-07-0622

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of all such
for the audit period for all	services and related fees
pre-approved specific service	reported at each regularly
subcategories. Approval of the	scheduled Audit Committee
independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval	o A summary of all such
for the fund fiscal year within	services and related fees
a specified dollar limit	(including comparison to
for all pre-approved	specified dollar limits)
specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer ILS Interval Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 1, 2022

* Print the name and title of each signing officer under his or her signature.